Scudder
International Growth and Income Fund

Semiannual Report
August 31, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital and current income primarily from foreign equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                  Scudder International Growth and Income Fund

--------------------------------------------------------------------------------
Date of Inception: 6/30/97   Total Net Assets as of       Ticker Symbol:  SIGIX
                            8/31/98: $50.85 million
--------------------------------------------------------------------------------


o For the six-month period ended August 31, 1998, the Scudder International Growth and Income Fund provided a total return of -6.68%, versus -8.61% for the unmanaged MSCI EAFE plus Canada Index.


o The Fund benefited from a concentration in European stocks, which made up 76% of the portfolio and strongly outperformed other regions for the period.


o The management approach of emphasizing a "relative yield"-based discipline combined with rigorous fundamental analysis is particularly appropriate in today's volatile equity markets.


                                Table of Contents

   3  Letter from the Fund's Chairman   13  Financial Statements
   4  Performance Update                16  Financial Highlights
   5  Portfolio Summary                 17  Notes to Financial Statements
   6  Portfolio Management Discussion   21  Report of Independent Accountants
   8  Glossary of Investment Terms      24  Officers and Directors
   9  Investment Portfolio              25  Investment Products and Services
                                        26  Scudder Solutions


                2 - Scudder International Growth and Income Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present this semiannual report for Scudder International Growth and Income Fund, covering the six months ended August 31, 1998. As outlined in the portfolio management discussion that follows, this period has proven difficult for investors. The economic crisis that began in Asia has spread to the rest of the developing world, in addition to causing significant disruptions in the mature markets. As difficult as these selloffs are to deal with when they are taking place, they can also provide extraordinary opportunities for investors willing to endure volatility. Over the long-term, we believe that well run companies with strong earnings will ultimately provide superior returns. In a challenging climate such as this, we believe, investors should remain focused on their long-term investment goals, despite the near-term volatility.

     In seeking to provide long-term growth of capital plus current income, Scudder International Growth and Income Fund uses a value-oriented approach to investing that emphasizes high relative yields, in addition to employing intensive fundamental analysis. The benefit of this strategy was demonstrated in the last six months, as the Fund outperformed its benchmark, the MSCI EAFE plus Canada Index, over a period of generally declining prices.

     For those of you who are interested in new Scudder funds, we recently introduced the Scudder Corporate Bond Fund and the Scudder Prime Reserves Money Market Fund. These two new funds offer investors ways to diversify their portfolios and gain monthly dividends, making them compelling choices for investors in retirement, or for those seeking current income. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your continued investment in Scudder International Growth and Income Fund. Please do not hesitate to contact us at the toll-free number listed above with any questions concerning your investment.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Growth and Income Fund



                3 - Scudder International Growth and Income Fund

PERFORMANCE UPDATE as of August 31, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                        Total Return
                       --------------
Period Ended  Growth of             Average
8/31/98        $10,000  Cumulative  Annual
--------------------------------------------
SCUDDER INTERNATIONAL GROWTH AND INCOME FUND
--------------------------------------------
1 Year         $ 10,170    1.70%     1.70%
Life of Fund*  $  9,874   -1.26%    -1.08%
--------------------------------------------
MSCI EAFE PLUS CANADA INDEX
--------------------------------------------
1 Year         $  9,892   -1.08%    -1.08%
Life of Fund*  $  9,332   -6.68%    -5.74%

* The Fund commenced operations on June 30, 1997.
  Index comparisons begin June 30, 1997.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER INTERNATIONAL GROWTH AND INCOME FUND
Date            Amount
----------------------
6/97*          $10,000
8/97           $ 9,708
11/97          $ 9,608
2/98           $10,580
5/98           $11,682
8/98           $ 9,874

MSCI EAFE PLUS CANADA INDEX
Year            Amount
----------------------
6/97*          $10,000
8/97           $ 9,433
11/97          $ 9,108
2/98           $10,211
5/98           $10,573
8/98           $ 9,332

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIOD ENDED AUGUST 31

                         1997*    1998
                       -----------------
NET ASSET VALUE         $11.64   $11.79
INCOME DIVIDENDS        $   --   $  .07
FUND TOTAL RETURN (%)    -3.00     1.70
INDEX TOTAL RETURN (%)   -5.67    -1.08

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                4 - Scudder International Growth and Income Fund

                     Portfolio Summary as of August 31, 1998

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

PIE CHART TITLE:

Geographical
(Excludes 8% Cash Equivalents)

CHART DATA:


      Europe                         83%
      Japan                           8%
      U.S. & Canada                   4%
      Pacific Basin                   4%
      Latin America                   1%
  ---------------------------------------
                                    100%
  ---------------------------------------

CALLOUT:

The Fund remained overweighted in Europe due to ongoing investment themes such as corporate restructuring and economic integration, and underweighted in Asia.


THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

PIE CHART TITLE:

 Sectors
 (Excludes 8% Cash Equivalents)

CHART DATA:


       Financial                      31%
       Manufacturing                  16%
       Communications                 12%
       Consumer Discretionary          9%
       Service Industries              7%
       Durables                        5%
       Transportation                  5%
       Construction                    4%
       Consumer Staples                4%
       Other                           7%
   ---------------------------------------
                                     100%
   ---------------------------------------

CALLOUT:

We continued to place a priority on
seeking diversification among sectors.



  Ten Largest Equity Holdings
  (26% of Portfolio)

    1. OM Gruppen AB
       Operator of financial
       organizations
    2. Scor S.A. Property, casualty and life reinsurance company
    3. British Telecom PLC
       Telecommunications services
    4. Banca Commerciale Italiana SpA
       Commercial bank
    5. Allied Irish Bank PLC
       Universal banking services
    6. Metro AG
       Operator of department stores
    7. BCE, Inc.
       Telecommunication services
    8. Telecom Italia SpA
       Telecommunications, electronics,
       and network construction
    9. Accor S.A.
       Operator of hotels and travel
       agencies
   10. Dexia France
       Municipal and local development
       financing

CALLOUT:

The top holdings include major European
financial and telecommunications
companies.


For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                  5 - Scudder International Growth and Income

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Sheridan Reilly discusses Scudder International Growth and Income Fund's strategy and the market environment for the period ended August 31, 1998.

Q: The investment environment changed significantly over the six month reporting period. What happened?

A: The period consisted of two entirely different phases, the first of which occurred from March until mid-July, when the markets of the developed world were in the midst of a dramatic rise and Europe in particular was benefiting from a number of positive factors. Investor optimism was strong as interest rates continued to fall, the move to the common currency approached its final stages, and the European governments exhibited an ongoing commitment to fiscal and monetary discipline. In the second phase from mid-July to August 31, all of these factors remained in place, but equities were pummeled by external forces, namely the Russian debt crisis and the subsequent turmoil in the emerging markets. As a result, both the Fund and our benchmark index gave up almost all of their gains for the year in a very short time frame.

Q: How did the Fund perform relative to its benchmark, the MSCI EAFE plus Canada Index, in the six months ended August 31, 1998?

A: The Fund had a total return of negative 6.68%, compared to a decline of 8.61% for the index for the same period. We were able to outperform the index because we initially profited from our heavy weighting in European banks, which was the sector that led their markets up, and we then trimmed our positions ahead of the correction that took place in the late summer. In addition, the drop in the Fund was cushioned as we raised cash for defensive purposes throughout the month of August, a strategy that explains the 8% cash position at the end of the period.

Q:  How do you select stocks for the Fund?

A: The objective of the Fund is to achieve long-term capital growth and current income through foreign equity securities. To this end, we look for established, well managed companies in mature overseas markets.

The primary criteria we use in stock selection is to find companies that have high yields relative to their domestic equity market. Similar to the Fund's domestic counterpart, the Scudder Growth and Income Fund, we unearth value by screening for companies that have a yield at least 25% higher than the median of their market. Conversely, we consider selling those holdings that have appreciated to the point where they have a yield 25% lower than that of their market.

Q: Once you have narrowed the investment universe based on relative yield, what is your next step?

A: The second step of the selection process involves a rigorous fundamental analysis of the equities that have met our criteria. Each individual company's financial strength, projected profitability, competitive positioning and management ability are reviewed to further discern which of the available companies has the strongest long-term growth potential.


                6 - Scudder International Growth and Income Fund

The third step in our selection process is rigorous sector and country diversification. We pursue sector diversification in order to reduce the investment risk associated with interest rates and economic growth in the countries in which we invest. Similarly, we seek to minimize currency risk and political risk by diversifying among a number of different countries. The ultimate goal of this intensive process is to provide superior risk-adjusted returns over the long term.

Q: Please tell us about any specific companies that demonstrate the Fund's investment approach?

A: Telecom Italia is one of many telecommunications stocks currently held by the Fund. This is one of our favorite stocks in an industry where strong top line revenue is being generated by new products and technologies. This growth, when combined with the restructuring that continues to be implemented as formerly state-owned companies such as this one adapt to the marketplace, creates a catalyst for excellent earnings potential. Telecom Italia fits nicely with this theme in that the company holds a dominant position in its home market, it has generated strong sales from its new products, and we believe it has plenty of cost cutting potential still ahead.

Metro, a German retailer that is a fairly new holding in the Fund's portfolio, serves as another excellent example of our investment style. In addition to fulfilling our basic requirements of being a high yielding, modestly valued company, it possesses an outstanding fundamental story. As a leading retailer in Europe, it is, in our view, at the forefront of the restructuring and consolidation that is taking place in retailing. As a result, Metro stands to prosper even in a moderate consumer environment, generating growth through acquisitions and cost cutting.

Q:  What is your outlook for international equities?

A: We think that the global equity markets will continue to be volatile due to the instability in the developing world. Although the Fund invests primarily in stocks from mature markets, the fluctuations of the past six months have shown that even relatively conservative holdings can be affected by negative events in the emerging markets. These problems may not be resolved quickly.

In this uncertain environment we intend to maintain our discipline of investing in companies with high relative yields, strong management, and sound balance sheets. In striving to produce a superior risk-adjusted return, we will take advantage of market downturns to add holdings with attractive valuations that meet our strict selection criteria. The recent market turmoil presents new opportunities for us to capitalize on longer-term themes such as the economic integration in continental Europe.

We are confident in the long-term value of our approach, and believe that the Fund is an appropriate choice for investors who wish to add a relatively conservative international investment to their portfolios, or who are seeking diversification and balance for other, more aggressive international investments.


                7 - Scudder International Growth and Income Fund

                          Glossary of Investment Terms


EMERGING MARKETS           The regions of the world whose economies have not
                           yet reached mature status. These markets are often characterized by a reliance on exports and commodities to generate profits, and tend to have a greater amount of political instability and currency risk.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

VOLATILITY                 The tendency of a security, commodity, or market to
                           rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, stocks can be very volatile.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                8 - Scudder International Growth and Income Fund

                   Investment Portfolio as of August 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 8.3%
------------------------------------------------------------------------------------------------------------------------------
United States
                                                                                                                    ----------
Federal National Mortgage Association Discount Note, 9/1/1998 (Cost $3,980,000) .........      3,980,000             3,980,000
                                                                                                                    ----------

Convertible Bonds 3.2%
------------------------------------------------------------------------------------------------------------------------------
Japan 1.9%
MBL International Finance Bermuda, 3%, 11/30/2002 (Bank) ................................      1,046,000               920,480
                                                                                                                    ----------
Netherlands 1.3%
BPH Finance Co., 3%, 5/22/2002 (Finance company) ........................................        700,000               644,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,899,581)                                                                            1,564,480
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.9%
------------------------------------------------------------------------------------------------------------------------------
Belgium
Lernout & Hauspie Speech Products N.V., 4.75%, 7/1/2008 (Developer of advanced                                      ----------
  speech technologies) (Cost $580,000) ...................................................         11,600               440,800
                                                                                                                    ----------

Common Stocks 87.6%
------------------------------------------------------------------------------------------------------------------------------
Australia 3.3%
Commonwealth Bank of Australia (Bank) ...................................................         65,798               701,433
Foster's Brewing Group, Ltd. (Leading brewery) ..........................................        432,710               890,180
                                                                                                                    ----------
                                                                                                                     1,591,613
                                                                                                                    ----------
Brazil 0.5%
Aracruz Celulose S.A. (ADR) "B" (Producer of eucalyptus kraft pulp) .....................         37,400               236,088
                                                                                                                    ----------
Canada 3.6%
BCE, Inc. (Telecommunication services) ..................................................         36,800             1,182,686
Hudson's Bay Co. (Operator of retail department store) ..................................         38,800               529,836
                                                                                                                    ----------
                                                                                                                     1,712,522
                                                                                                                    ----------
Finland 3.6%
Merita Ltd. "B" (Financial services group) ..............................................        183,810               927,241
Metsa-Serla Oy "B" (Manufacturer of papers, corrugated and paper board, soft
  and hardwood pulp) ....................................................................        105,900               811,221
                                                                                                                    ----------
                                                                                                                     1,738,462
                                                                                                                    ----------
France 11.3%
Accor S.A. (Catering, hotels, travel services) ..........................................          4,847             1,119,677
Dexia France (Municipal and local development financing) ................................          8,020             1,036,506
Scor S.A. (Property, casualty and life reinsurance company) .............................         23,167             1,453,831

    The accompanying notes are an integral part of the financial statements.


                9 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Societe Nationale Elf Aquitaine (Petroleum company) .....................................          8,777               870,852
Sommer-Allibert (Manufacturer of plastic products for automotive industry) ..............         23,358               968,628
                                                                                                                    ----------
                                                                                                                     5,449,494
                                                                                                                    ----------
Germany 10.8%
Bayer AG (Leading chemical producer) ....................................................         26,240               987,739
Dyckerhoff AG (pfd.) (Producer of cement, ready-mixed concrete and finishing products) ..          2,884               983,937
Hochtief AG (Construction and civil engineering services) ...............................         25,690               986,026
Metro AG (pfd.) "I" (Operator of clothing stores, food stores and supermarkets) .........         30,800             1,208,427
RWE AG (Producer and marketer of petroleum and chemical products) .......................         21,530             1,034,478
                                                                                                                    ----------
                                                                                                                     5,200,607
                                                                                                                    ----------
Ireland 2.6%
Allied Irish Bank PLC (Bank) ............................................................         91,650             1,260,389
                                                                                                                    ----------
Italy 8.8%
Banca Commerciale Italiana SpA (Commercial bank) ........................................        198,500             1,335,970
Banca di Roma SpA (Commercial and savings bank) .........................................        503,700               975,006
La Rinascente SpA di Risparmio (Department store chain) .................................        165,600               723,023
Telecom Italia SpA di Risparmio (Telecommunications, electronics, network
  construction) .........................................................................        235,700             1,176,195
                                                                                                                    ----------
                                                                                                                     4,210,194
                                                                                                                    ----------
Japan 6.2%
Matsushita Electric Works, Inc. (Leading maker of building materials and
  lighting equipment) ...................................................................         71,000               553,672
Nintendo Co., Ltd. (Game equipment manufacturer) ........................................         10,200               947,407
Nippon Meat Packers, Inc. (Leading meat processor) ......................................         41,000               448,606
Sakura Bank Ltd. (Full service bank) ....................................................        207,000               364,266
Teijin Ltd. (Manufacturer of polyester products) ........................................        268,000               665,579
                                                                                                                    ----------
                                                                                                                     2,979,530
                                                                                                                    ----------
Netherlands 6.4%
KLM Royal Dutch Air Lines NV (World-wide full service airline) ..........................         25,610               877,475
Koninklijke KPN NV (Provider of telecommunications services) ............................         14,840               672,217
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ...................         32,140               510,120
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) .....................         16,000               711,057
TNT Post Group NV (Provider of transportation services) .................................         14,840               312,555
                                                                                                                    ----------
                                                                                                                     3,083,424
                                                                                                                    ----------
Norway 1.4%
Christiania Bank og Kreditkasse (Commercial bank) .......................................        215,400               670,693
                                                                                                                    ----------
Portugal 1.5%
Portugal Telecom S.A. (Telecommunication services) ......................................         15,650               716,555
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                10 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Spain 2.9%
Autopistas del Mare Nostrum S.A. (Builder and operator of toll motorways) ...............         34,900               704,826
Iberdrola S.A. (Electric utility) .......................................................         47,300               698,617
                                                                                                                    ----------
                                                                                                                     1,403,443
                                                                                                                    ----------
Sweden 5.2%
AssiDoman AB (Forestry group) ...........................................................         25,440               590,416
OM Gruppen AB (Operator of financial exchanges and clearing organizations for options,
  futures, and stock loans) .............................................................         86,170             1,486,519
Svedala Industri AB (Manufacturer of machinery for construction, mineral processing
  and materials handling) ...............................................................         26,670               420,365
                                                                                                                    ----------
                                                                                                                     2,497,300
                                                                                                                    ----------
Switzerland 3.0%
Georg Fischer AG (Registered) (Manufacturer of automotive products and piping systems) ..          2,295               692,320
Sika Finanz AG (Registered) (Manufacturer of water management products and systems) .....         13,684               759,168
                                                                                                                    ----------
                                                                                                                     1,451,488
                                                                                                                    ----------
United Kingdom 16.5%
Albright & Wilson PLC (Manufacturer of phosphates, surfactants and specialty chemicals) .        252,760               466,072
British Telecom PLC (Telecommunication services) ........................................        101,860             1,371,106
Courtaulds Textiles PLC (Producer of clothing, fabrics and home furnishings) ............        114,552               376,366
Dorling Kindersley Holdings PLC (Book publisher) ........................................        241,250               660,195
EMI Group PLC (Music recording and retailing company) ...................................        102,473               717,163
General Electric Co., PLC (Manufacturer of power, communications and defense equipment
  and other various electrical components) ..............................................         81,314               534,322
Laporte PLC (Producer of specialty chemicals) ...........................................         76,900               729,616
Man (ED&F) Group PLC (Commodities trading company) ......................................        188,580             1,019,476
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding company) .........         89,200               750,620
Tomkins PLC (Manufacturer of fluid controls, industrial products, garden and
  leisure products) .....................................................................        133,935               554,553
Transport Development Group PLC (Distribution, leasing, storage and transport services) .        197,700               785,429
                                                                                                                    ----------
                                                                                                                     7,964,918
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $43,714,259)                                                                              42,166,720
------------------------------------------------------------------------------------------------------------------------------

                                                                                             Number of
                                                                                             Contracts
------------------------------------------------------------------------------------------------------------------------------
Purchased Options 0.0%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    ----------
Call on Japanese Yen, strike price 170 JPY, expire 9/19/1998 (Cost $211,200) ............            400                10,000
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $50,385,040) (a)                                                         48,162,000
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                11 - Scudder International Growth and Income Fund

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $50,390,086. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $2,228,086. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,308,521 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,536,607.

Currency Abbreviation
--------------------------------------------------------------------------------
JPY   Japanese Yen

Transactions in written options on securities for the six months ended August 31, 1998 were:

                                      -------------------------------------------------
                                          General        Royal & Sun        Premiums
                                        Electric Co.       Alliance       Received ($)
                                      ---------------  ---------------  ---------------
Outstanding at February 28, 1998 ...       78,453           48,536           26,005
Exercised ..........................      (78,453)         (48,536)         (26,005)
                                      ---------------  ---------------  ---------------
Outstanding at August 31, 1998 .....           --               --               --
                                      ===============  ===============  ===============

    The accompanying notes are an integral part of the financial statements.


                12 - Scudder International Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of August 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $50,385,040) ...................   $  48,162,000
                 Cash ...................................................................             605
                 Receivable for investments sold ........................................       4,382,635
                 Dividends and interest receivable ......................................         167,795
                 Receivable for Fund shares sold ........................................          91,498
                 Foreign taxes recoverable ..............................................          84,128
                 Deferred organization expenses .........................................          27,399
                                                                                            ----------------
                 Total assets ...........................................................      52,916,060
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian .......................................................       1,188,668
                 Payable for Fund shares redeemed .......................................         736,231
                 Accrued management fee .................................................          22,729
                 Other payables and accrued expenses ....................................         121,215
                                                                                            ----------------
                 Total liabilities ......................................................       2,068,843
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  50,847,217
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................         242,193
                 Unrealized appreciation (depreciation) on:
                    Investments .........................................................      (2,223,040)
                    Foreign currency related transactions ...............................          (4,743)
                 Accumulated net realized gain (loss) ...................................        (229,995)
                 Paid-in capital ........................................................      53,062,802
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  50,847,217
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($50,847,217
                    / 4,312,995 shares of capital stock outstanding, $.01 par value,        ----------------
                    100,000,000 shares authorized) ......................................          $11.79
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                13 - Scudder International Growth and Income Fund

                             Statement of Operations
                    For the six months ended August 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $128,998) ..................   $   1,067,358
                 Interest ...............................................................         114,284
                                                                                            ----------------
                                                                                                1,181,642
                                                                                            ----------------
                 Expenses:
                 Management fee .........................................................         289,594
                 Services to shareholders ...............................................         146,119
                 Custodian and accounting fees ..........................................          78,330
                 Directors' fees and expenses ...........................................          33,705
                 Registration fees ......................................................          24,913
                 Auditing ...............................................................          14,283
                 Reports to shareholders ................................................          13,388
                 Legal ..................................................................          10,906
                 Amortization of organization expense ...................................           3,050
                 Other ..................................................................           5,563
                                                                                            ----------------
                 Total expenses before reductions .......................................         619,851
                 Expense reductions .....................................................        (113,057)
                                                                                            ----------------
                 Expenses, net ..........................................................         506,794
                --------------------------------------------------------------------------------------------
                 Net investment income                                                            674,848
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................       2,162,927
                 Foreign currency related transactions ..................................         (72,497)
                                                                                            ----------------
                                                                                                2,090,430
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................      (7,259,819)
                 Written Options ........................................................          49,332
                 Foreign currency related transactions ..................................          (4,184)
                                                                                            ----------------
                                                                                               (7,214,671)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (5,124,241)
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (4,449,393)
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                14 - Scudder International Growth and Income Fund

                       Statements of Changes in Net Assets

                                                                                            For the Period
                                                                                            June 30, 1997
                                                                            Six Months     (commencement of
                                                                           Ended August     operations) to
Increase (Decrease) in Net Assets                                            31, 1998     February 28, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $     674,848     $      50,381
                 Net realized gain (loss) from investment transactions .      2,090,430        (2,566,283)
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........     (7,214,671)        4,986,888
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................     (4,449,393)        2,470,986
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                    income .............................................       (219,056)          (59,796)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................     23,505,090        64,146,242
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................        202,888            55,470
                 Cost of shares redeemed ...............................    (17,072,476)      (17,733,938)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................      6,635,502        46,467,774
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................      1,967,053        48,878,964
                 Net assets at beginning of period .....................     48,880,164             1,200
                 Net assets at end of period (including undistributed
                    net investment income of $242,193 and accumulated
                    distributions in excess of net investment income      ----------------  ----------------
                    of $213,599) .......................................  $  50,847,217     $  48,880,164
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............      3,854,083               100
                                                                          ----------------  ----------------
                 Shares sold ...........................................      1,711,701         5,333,375
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................         14,842             4,745
                 Shares redeemed .......................................     (1,267,631)       (1,484,137)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ................        458,912         3,853,983
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................      4,312,995         3,854,083
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                15 - Scudder International Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             June 30, 1997
                                                                                                           (commencement of
                                                                                          Six Months Ended  operations) to
                                                                                          August 31, 1998  February 28, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                          ----------------------------------
Net asset value, beginning of period .................................................       $12.68             $12.00
                                                                                          ----------------------------------
Income from investment operations:
Net investment income ................................................................          .16                .01
Net realized and unrealized gain (loss) on investment transactions ...................        (1.00)               .69
                                                                                          ----------------------------------
Total from investment operations .....................................................         (.84)               .70
                                                                                          ----------------------------------
Less distributions from:
Net investment income ................................................................         (.05)              (.02)
                                                                                          ----------------------------------
Total distributions ..................................................................         (.05)              (.02)
                                                                                          ----------------------------------

                                                                                          ----------------------------------
Net asset value, end of period .......................................................       $11.79             $12.68
                                                                                          ----------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .................................................................        (6.68)**            5.80**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................           51                 49
Ratio of operating expenses, net to average daily net assets (%) .....................         1.75*              1.75*
Ratio of operating expenses before expense reductions, to average daily
   net assets (%) ....................................................................         2.14*              2.65*
Ratio of net investment income to average daily net assets (%) .......................         1.18(c)             .17*
Portfolio turnover rate (%) ..........................................................         74.2*              50.2*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) The ratio for the six months ended August 31, 1998 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*     Annualized
**    Not annualized


                16 - Scudder International Growth and Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Growth and Income Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased call options on currencies as a temporary substitute for purchasing selected investments and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent


                17 - Scudder International Growth and Income Fund asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.


                18 - Scudder International Growth and Income Fund

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1997 through February 28, 1998, the Fund incurred approximately $1,901,000 and $122,000 in net realized capital losses and currency losses, respectively. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 1999.

At February 28, 1998, the Fund had a net tax basis capital loss carryforward of approximately $309,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2006, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made semiannually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $21,422,159 and $19,940,855, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily


                19 - Scudder International Growth and Income Fund and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. In addition, the Adviser has agreed not to impose all or a portion of its management fee until June 30, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended August 31, 1998, the Adviser did not impose a portion of its management fee which amounted to $113,057, and the amount imposed amounted to $176,537, of which $22,729 is unpaid at August 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund have approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended August 31, 1998, the amount charged to the Fund by SSC aggregated $110,940, of which $19,252 is unpaid at August 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to approximately $6,000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended August 31, 1998, the amount charged to the Fund by STC aggregated $2,124, of which $876 is unpaid at August 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended August 31, 1998, the amount charged to the Fund by SFAC aggregated $27,644, of which $4,167 is unpaid at August 31, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended August 31, 1998, Directors' fees and expenses aggregated $33,705.



                20 - Scudder International Growth and Income Fund

                        Report of Independent Accountants


To the Board of Directors and the Shareholders of Scudder International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Growth and Income Fund (the "Fund") at August 31, 1998, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for the six months then ended and for the period June 30, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                  PricewaterhouseCoopers
LLP October 9, 1998


                21 - Scudder International Growth and Income Fund

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                                  intentionally
                                   left blank.



                22 - Scudder International Growth and Income Fund

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                                  intentionally
                                   left blank.






               23 - Scudder International Growth and Income Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; Private Equity Investor

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Sheridan Reilly*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


               24 - Scudder International Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

               25 - Scudder International Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                26 - Scudder International Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                27 - Scudder International Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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